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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 6, 2000


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    1-13845                 25-1761898
----------------------------        -----------           -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)



      1215 Manor Drive, Mechanicsburg, PA                       17055
    ----------------------------------------                  ----------
    (Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 8 pages.
                         Exhibit Index begins on page 7.

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Item 5.  Other Events.
         -------------

                  On November 6, 2000, Balanced Care Corporation (the "Company") entered into an agreement with IPC Advisors S.a.r.l. ("IPC Advisors"), HR Investments Limited, RH Investments Limited and VXM Investments Limited (collectively, the "Lenders") whereby the Lenders agreed to loan the Company up to $8.0 million, with the proceeds to be used by the Company to retire debt and for working capital (the "Loan"). The Loan has a maturity date of January 31, 2001 and is secured by a pledge of the stock of certain of the Company's subsidiaries.

                  Also on November 6, 2000, IPC Advisors and the Company, based on the considerations of a special committee of certain of the independent directors of the Board of Directors of the Company (the "Special Committee"), entered into a letter agreement (the "Letter Agreement") pursuant to which IPC Advisors indicated that it would consider making an offer of $1.00 per common share in cash for the entire equity interest in the Company not already owned by IPC Advisors, subject to the completion of due diligence satisfactory to IPC Advisors in its sole discretion, and to the negotiation and execution of mutually satisfactory definitive documentation (the "Proposed Offer").

                  Under the Letter Agreement, in consideration of the Lenders' willingness to make the Loan and in further consideration of IPC Advisors incurring time and expense in conducting due diligence, the Company agreed to amend Section 6.8 of the Subscription Agreement dated as of October 8, 1999 between the Company and IPC Advisors to permit IPC Advisors to make the Proposed Offer. In addition, the Company agreed, subject to the fiduciary duties of the Company's board of directors, not to solicit, participate in discussions or negotiations concerning or furnish information to any person other than IPC Advisors until January 15, 2001. In the event the Company receives an unsolicited request for information or an unsolicited acquisition proposal, if the Special Committee determines in its good faith judgment (after receiving the advice of counsel) that if the Company fails to participate in such discussions or negotiations with or provide such information to, the person making the acquisition proposal or requesting information, there is a reasonable probability that the Board of Directors would be in violation of its fiduciary duties under applicable law, then the Company must notify IPC Advisors and keep IPC Advisors fully informed of the status and details of any such acquisition proposal or inquiry. If such an acquisition proposal is approved by the Board of Directors prior to January 31, 2000, the Company is required to reimburse IPC Advisors for its documented costs and expenses (including, without limitation, reasonable attorneys' fees), in connection with the transactions contemplated by the Letter Agreement, up to an aggregate of $500,000.


                               Page 2 of 8 pages.
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                  The Special Committee has received an opinion dated November
6, 2000 from Raymond James & Associates, Inc., its financial advisors, to the effect that, subject to certain assumptions, limitations and qualifications, cash consideration of $1.00 per share is fair to the stockholders of the Company from a financial point of view. In addition, the Special Committee of the board of directors of the Company confirmed that it had determined that the consideration of $1.00 per share in cash for each share of the Company's outstanding common stock not owned by IPC Advisors and its affiliates was advisable and fair to the stockholders of the Company and, subject to negotiation of definitive agreements relating to the Proposed Offer acceptable to the Special Committee, the Special Committee would recommend that the board of directors of the Company approve and adopt such definitive agreements and the Special Committee would then recommend that stockholders of the Company tender into and/or vote to approve and adopt such definitive agreements as applicable, and once recommended, the Special Committee will not modify, amend or withdraw such recommendations, unless the Special Committee determines, in its good faith judgment (after receiving the advice of counsel), that if the Special Committee fails to modify, amend or withdraw such recommendations, there is a reasonable probability that the Special Committee would be in violation of its fiduciary duties under applicable law. In the Letter Agreement, the Company acknowledged that IPC Advisors would not be under any obligation to make such Proposed Offer.

         The Letter Agreement is attached hereto as an exhibit and is incorporated in its entirety by reference herein.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:


                               Page 3 of 8 pages.
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                  Exhibit No.      Description
                  -----------      -----------

                  10.1 Amended and Restated Subordination Agreement by and among the entities listed on Exhibit A and D, Balanced Care Corporation, FRR Investments Limited, IPC Advisors S.a.r.l., HR Investments Limited, RH Investments Limited, VXM Investments Limited, and Heller Healthcare Finance, Inc. dated as of November 6, 2000(filed herewith)

                  10.2 Amendment and Joinder to Stock Pledge Agreement by and among Balanced Care Corporation, the parties listed on Schedule 1 and 2, FRR Investments Limited, IPC Advisors, S.a.r.l., HR Investments Limited, RH Investments Limited, and VXM Investments Limited dated November 6, 2000 (filed herewith)

                  10.3 Promissory Note made by and between Balanced Care Corporation and VXM Investments Limited dated November 6, 2000 (filed herewith)

                  10.4 Promissory Note made by and between Balanced Care Corporation and HR Investments Limited dated November 6, 2000 (filed herewith)

                  10.5 Promissory Note made by and between Balanced Care Corporation and RH Investments Limited dated November 6, 2000 (filed herewith)

                  10.6 Letter Agreement between IPC Advisors S.a.r.l. and Balanced Care Corporation dated November 6, 2000 (filed herewith)

                  10.7 Third Amendment to Loan Documents by and among Heller Healthcare Finance, Inc., Balanced Care Corporation, Balanced Care Realty at Berwick, Inc., Balanced Care Realty at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc.,


                               Page 4 of 8 pages.
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                                   Balanced Care Realty at Martinsburg, Inc.,
                                   Balanced Care Realty at Maumelle, Inc,
                                   Balanced Care Realty at Mountain Home, Inc.,
                                   Balanced Care Realty at Peckville, Inc.,
                                   Balanced Care Realty at Reading, Inc.,
                                   Balanced Care Realty at Scranton, Inc.,
                                   Balanced Care Realty at Sherwood, Inc.,
                                   Balanced Care Realty at State College, Inc.,
                                   BCC at Darlington, Inc., Balanced Care at
                                   Eyers Grove, Inc., Balanced Care at Butler,
                                   Inc., Balanced Care at Sarver, Inc., and
                                   Balanced Care at North Ridge, Inc. dated
                                   November 6, 2000 (filed herewith)

                  99.1 Press Release dated November 7, 2000 (filed herewith)


                               Page 5 of 8 pages.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Balanced Care Corporation


Date:  November 13, 2000            By: /s/ Brad E. Hollinger
                                        -----------------------------
                                        Brad E. Hollinger
                                        Chairman of the Board,
                                        President and Chief Executive
                                        Officer




                               Page 6 of 8 pages.

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                                  EXHIBIT INDEX
                                  -------------




Exhibit No.         Description
-----------         -----------

10.1 Amended and Restated Subordination Agreement by and among the entities listed on Exhibit A and D, Balanced Care Corporation, FRR Investments Limited, IPC Advisors S.a.r.l., HR Investments Limited, RH Investments Limited, VXM Investments Limited, and Heller Healthcare Finance, Inc. dated as of November 6, 2000(filed herewith)

10.2 Amendment and Joinder to Stock Pledge Agreement by and among Balanced Care Corporation, the parties listed on Schedule 1 and 2, FRR Investments Limited, IPC Advisors, S.a.r.l., HR Investments Limited, RH Investments Limited, and VXM Investments Limited dated November 6, 2000 (filed herewith)

10.3 Promissory Note made by and between Balanced Care Corporation and VXM Investments Limited dated November 6, 2000 (filed herewith)

10.4 Promissory Note made by and between Balanced Care Corporation and HR Investments Limited dated November 6, 2000 (filed herewith)

10.5 Promissory Note made by and between Balanced Care Corporation and RH Investments Limited dated November 6, 2000 (filed herewith)

10.6 Letter Agreement between IPC Advisors S.a.r.l. and Balanced Care Corporation dated November 6, 2000 (filed herewith)

10.7 Third Amendment to Loan Documents by and among Heller Healthcare Finance, Inc., Balanced Care Corporation, Balanced Care Realty at Berwick, Inc., Balanced Care Realty at Lewistown, Inc., Balanced Care Realty at Mansfield, Inc., Balanced Care Realty at Martinsburg, Inc., Balanced Care Realty at Maumelle, Inc, Balanced Care Realty at Mountain Home, Inc., Balanced Care Realty at Peckville, Inc., Balanced Care Realty at Reading, Inc., Balanced Care


                               Page 7 of 8 pages.

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                    Realty at Scranton, Inc., Balanced Care Realty at Sherwood,
                    Inc., Balanced Care Realty at State College, Inc., BCC at Darlington, Inc., Balanced Care at Eyers Grove, Inc., Balanced Care at Butler, Inc., Balanced Care at Sarver, Inc., and Balanced Care at North Ridge, Inc. dated November 6, 2000 (filed herewith)

99.1                Press Release dated November 7, 2000 (filed herewith)


                               Page 8 of 8 pages.